UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 17, 2012

Date of Report

(Date of earliest event reported)

BROADCOM CORPORATION

(Exact Name of Registrant as Specified in Charter)

California	000-23993	33-0480482
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5300 California Avenue, Irvine, CA 92617

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (949) 926-5000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 17, 2012, pursuant to the terms and conditions of the Agreement and Plan of Merger dated as of September 11, 2011 (the “Merger Agreement”), among Broadcom Corporation (the “Company”), NetLogic Microsystems, Inc. (“NetLogic”), and I&N Acquisition Corp., a wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into NetLogic, with NetLogic continuing as the surviving corporation and as a wholly owned subsidiary of Broadcom (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of NetLogic common stock, other than shares held by NetLogic, the Company, Merger Sub or any other direct or indirect wholly owned subsidiary of NetLogic or the Company and other than shares held by stockholders who perfected their appraisal rights in accordance with the General Corporation Law of the State of Delaware, was converted into the right to receive $50.00 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”).

This foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On February 17, 2012, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Item 8 contained in Part II and Items 15(a)(1) and 15(a)(2) contained in Part IV of NetLogic’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed with the U.S. Securities and Exchange Commission on February 15, 2012, is incorporated by reference herein.

(b) Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by the Company by amendment to this current report on Form 8-K within 71 calendar days after the date on which this current report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release dated February 17, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADCOM CORPORATION

Date: February 17, 2012	By:	/s/ Eric K. Brandt
Eric K. Brandt Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release dated February 17, 2012